Exhibit 99.1
TriMas Corporation
Consolidated Statement of Income
(Unaudited, dollars in thousands, except for per share amounts)

	2015 quarterly periods ended
	March 31	June 30
Net sales	$224,130	$224,900
Cost of sales	(161,210)	(163,180)
Gross profit	62,920	61,720
Selling, general and administrative expenses	(39,900)	(42,510)
Operating profit	23,020	19,210
Other expense, net:
Interest expense	(3,450)	(3,720)
Debt financing and extinguishment costs	—	(1,970)
Other expense, net	(1,320)	(290)
Other expense, net	(4,770)	(5,980)
Income from continuing operations before income tax expense	18,250	13,230
Income tax expense	(6,310)	(4,740)
Income from continuing operations	11,940	8,490
Income (loss) from discontinued operations, net of tax	2,040	(6,780)
Net income	$13,980	$1,710
Basic earnings per share:
Continuing operations	$0.26	$0.19
Discontinued operations	0.05	(0.15)
Net income per share	$0.31	$0.04
Weighted average common shares—basic	44,997,961	45,150,827
Diluted earnings per share:
Continuing operations	$0.26	$0.19
Discontinued operations	0.05	(0.15)
Net income per share	$0.31	$0.04
Weighted average common shares—diluted	45,400,843	45,418,907

TriMas Corporation
Consolidated Statement of Income
(Unaudited, dollars in thousands, except for per share amounts)

	2014 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2014
Net sales	$216,830	$224,710	$222,330	$223,430	$887,300
Cost of sales	(156,390)	(161,950)	(162,460)	(169,490)	(650,290)
Gross profit	60,440	62,760	59,870	53,940	237,010
Selling, general and administrative expenses	(36,270)	(37,270)	(39,100)	(33,950)	(146,590)
Net loss on dispositions of property and equipment	(60)	(120)	(250)	(3,340)	(3,770)
Operating profit	24,110	25,370	20,520	16,650	86,650
Other expense, net:
Interest expense	(2,110)	(2,120)	(2,080)	(3,280)	(9,590)
Debt financing and extinguishment costs	—	—	—	(3,360)	(3,360)
Other expense, net	(340)	(1,380)	(1,730)	(650)	(4,100)
Other expense, net	(2,450)	(3,500)	(3,810)	(7,290)	(17,050)
Income from continuing operations before income tax expense	21,660	21,870	16,710	9,360	69,600
Income tax expense	(7,970)	(7,430)	(5,620)	(1,690)	(22,710)
Income from continuing operations	13,690	14,440	11,090	7,670	46,890
Income (loss) from discontinued operations, net of tax	5,690	11,760	11,140	(6,200)	22,390
Net income	19,380	26,200	22,230	1,470	69,280
Less: Net income attributable to noncontrolling interests	810	—	—	—	810
Net income attributable to TriMas	$18,570	$26,200	$22,230	$1,470	$68,470
Basic earnings per share attributable to TriMas Corporation:
Continuing operations	$0.29	$0.32	$0.24	$0.17	$1.03
Discontinued operations	0.12	0.26	0.25	(0.14)	0.50
Net income per share	$0.41	$0.58	$0.49	$0.03	$1.53
Weighted average common shares—basic	44,768,594	44,901,090	44,919,340	44,938,675	44,881,925
Diluted earnings per share attributable to TriMas Corporation:
Continuing operations	$0.29	$0.32	$0.24	$0.17	$1.02
Discontinued operations	0.12	0.26	0.25	(0.14)	0.49
Net income per share	$0.41	$0.58	$0.49	$0.03	$1.51
Weighted average common shares—diluted	45,186,114	45,230,862	45,276,199	45,384,460	45,269,409

TriMas Corporation
Consolidated Statement of Income
(Unaudited, dollars in thousands, except for per share amounts)

	2013 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2013
Net sales	$194,490	$210,930	$203,060	$191,220	$799,700
Cost of sales	(139,950)	(148,700)	(146,190)	(138,820)	(573,660)
Gross profit	54,540	62,230	56,870	52,400	226,040
Selling, general and administrative expenses	(34,760)	(35,710)	(34,660)	(33,410)	(138,540)
Net gain (loss) on dispositions of property and equipment	—	(10)	10,360	(640)	9,710
Operating profit	19,780	26,510	32,570	18,350	97,210
Other expense, net:
Interest expense	(3,800)	(3,810)	(3,910)	(3,750)	(15,270)
Debt financing and extinguishment costs	—	—	—	(2,460)	(2,460)
Other income (expense), net	(2,050)	370	(400)	(1,250)	(3,330)
Other expense, net	(5,850)	(3,440)	(4,310)	(7,460)	(21,060)
Income from continuing operations before income tax expense	13,930	23,070	28,260	10,890	76,150
Income tax expense	(2,120)	(6,580)	(3,550)	(4,660)	(16,910)
Income from continuing operations	11,810	16,490	24,710	6,230	59,240
Income from discontinued operations, net of tax	2,230	11,310	5,240	2,050	20,830
Net income	14,040	27,800	29,950	8,280	80,070
Less: Net income attributable to noncontrolling interests	860	910	1,320	1,430	4,520
Net income attributable to TriMas	$13,180	$26,890	$28,630	$6,850	$75,550
Basic earnings per share attributable to TriMas Corporation:
Continuing operations	$0.28	$0.39	$0.58	$0.10	$1.34
Discontinued operations	0.06	0.29	0.13	0.05	0.51
Net income per share	$0.34	$0.68	$0.71	$0.15	$1.85
Weighted average common shares—basic	39,234,780	39,425,471	40,345,828	44,698,948	40,926,257
Diluted earnings per share attributable to TriMas Corporation:
Continuing operations	$0.27	$0.39	$0.57	$0.10	$1.32
Discontinued operations	0.06	0.28	0.13	0.05	0.51
Net income per share	$0.33	$0.67	$0.70	$0.15	$1.83
Weighted average common shares—diluted	39,790,524	39,886,593	40,746,503	45,159,205	41,395,706

TriMas Corporation
Consolidated Statement of Cash Flow
(Unaudited, dollars in thousands)

	2015 year to date period ended
	March 31	June 30
Cash Flows from Operating Activities:
Net income	$13,980	$15,690
Income (loss) from discontinued operations	2,040	(4,740)
Income from continuing operations	11,940	20,430
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Loss on dispositions of property and equipment	100	300
Depreciation	5,080	10,830
Amortization of intangible assets	5,360	10,580
Amortization of debt issue costs	510	1,020
Deferred income taxes	280	(250)
Non-cash compensation expense	1,980	2,870
Excess tax benefits from stock based compensation	(200)	(270)
Debt financing and extinguishment costs	—	1,970
Increase in receivables	(7,310)	(8,930)
Increase in inventories	(1,930)	(9,210)
(Increase) decrease in prepaid expenses and other assets	(2,280)	510
Decrease in accounts payable and accrued liabilities	(7,980)	(8,550)
Other, net	(1,690)	(820)
Net cash provided by operating activities of continuing operations	3,860	20,480
Net cash used for operating activities of discontinued operations	(27,130)	(14,030)
Net cash provided by (used for) operating activities	(23,270)	6,450
Cash Flows from Investing Activities:
Capital expenditures	(5,690)	(12,890)
Net proceeds from disposition of property and equipment	520	690
Net cash used for investing activities of continuing operations	(5,170)	(12,200)
Net cash used for investing activities of discontinued operations	(2,200)	(2,510)
Net cash used for investing activities	(7,370)	(14,710)
Cash Flows from Financing Activities:
Proceeds from borrowings on term loan facilities	—	275,000
Repayments of borrowings on term loan facilities	(5,860)	(441,360)
Proceeds from borrowings on revolving credit and accounts receivable facilities	289,440	697,890
Repayments of borrowings on revolving credit and accounts receivable facilities	(245,880)	(703,390)
Payments for deferred purchase price	(5,400)	(5,710)
Debt financing fees	—	(1,850)
Shares surrendered upon vesting of options and restricted stock awards to cover tax obligations	(2,560)	(2,620)
Proceeds from exercise of stock options	430	430
Excess tax benefits from stock based compensation	200	270
Cash transferred to the Cequent businesses	—	(17,050)
Net cash provided by (used for) financing activities of continuing operations	30,370	(198,390)
Net cash provided by (used for) financing activities of discontinued operations	(420)	208,400
Net cash provided by financing activities	29,950	10,010
Cash and Cash Equivalents:
Net increase (decrease) for the period	(690)	1,750
At beginning of period	24,420	24,420
At end of period	$23,730	$26,170
Supplemental disclosure of cash flow information:
Cash paid for interest	$4,710	$9,690
Cash paid for taxes	$8,340	$17,390

TriMas Corporation
Consolidated Statement of Cash Flow
(Unaudited, dollars in thousands)

	2014 year to date period ended
	March 31	June 30	September 30	December 31
Cash Flows from Operating Activities:
Net income	$19,380	$45,580	$67,810	$69,280
Income from discontinued operations	5,690	17,450	28,590	22,390
Income from continuing operations	13,690	28,130	39,220	46,890
Adjustments to reconcile net income to net cash provided by (used for) operating activities, net of acquisition impact:
Loss on dispositions of property and equipment	60	180	430	3,770
Depreciation	5,150	10,380	15,350	21,380
Amortization of intangible assets	3,580	7,180	10,900	16,060
Amortization of debt issue costs	480	960	1,430	1,940
Deferred income taxes	(2,540)	(3,110)	(7,120)	(6,530)
Non-cash compensation expense	2,180	4,190	6,450	7,110
Excess tax benefits from stock based compensation	(760)	(1,030)	(1,100)	(1,180)
Debt financing and extinguishment costs	—	—	—	3,360
Increase in receivables	(17,270)	(22,370)	(24,610)	(9,790)
(Increase) decrease in inventories	4,110	2,030	(1,970)	(6,010)
Decrease in prepaid expenses and other assets	1,360	1,380	1,320	5,250
Increase in accounts payable and accrued liabilities	5,560	10,750	11,970	11,830
Other, net	(620)	560	370	(1,560)
Net cash provided by operating activities of continuing operations	14,980	39,230	52,640	92,520
Net cash provided by (used for) operating activities of discontinued operations	(39,650)	(16,240)	12,260	30,880
Net cash provided by (used for) operating activities, net of acquisition impact	(24,670)	22,990	64,900	123,400
Cash Flows from Investing Activities:
Capital expenditures	(5,240)	(12,940)	(18,320)	(23,000)
Acquisition of businesses, net of cash acquired	—	—	(27,510)	(382,880)
Net proceeds from disposition of property and equipment	40	40	50	200
Net cash used for investing activities of continuing operations	(5,200)	(12,900)	(45,780)	(405,680)
Net cash used for investing activities of discontinued operations	(3,590)	(7,350)	(2,510)	(4,410)
Net cash used for investing activities	(8,790)	(20,250)	(48,290)	(410,090)
Cash Flows from Financing Activities:
Proceeds from borrowings on term loan facilities	—	—	—	275,000
Repayments of borrowings on term loan facilities	(2,250)	(4,440)	(6,660)	(8,910)
Proceeds from borrowings on revolving credit and accounts receivable facilities	331,120	552,110	732,480	1,063,960
Repayments of borrowings on revolving credit and accounts receivable facilities	(239,900)	(489,310)	(687,520)	(989,090)
Debt financing fees	—	—	—	(3,840)
Distributions to noncontrolling interests	(580)	(580)	(580)	(580)
Payment for noncontrolling interests	(51,000)	(51,000)	(51,000)	(51,000)
Shares surrendered upon vesting of options and restricted stock awards to cover tax obligations	(2,670)	(2,740)	(2,780)	(2,910)
Proceeds from exercise of stock options	140	430	480	640
Excess tax benefits from stock based compensation	760	1,030	1,100	1,180
Net cash provided by (used for) financing activities of continuing operations	35,620	5,500	(14,480)	284,450
Net cash provided by (used for) financing activities of discontinued operations	2,660	3,140	940	(340)
Net cash provided by (used for) financing activities	38,280	8,640	(13,540)	284,110
Cash and Cash Equivalents:
Net increase (decrease) for the period	4,820	11,380	3,070	(2,580)
At beginning of period	27,000	27,000	27,000	27,000
At end of period	$31,820	$38,380	$30,070	$24,420
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,010	$5,550	$7,960	$10,870
Cash paid for taxes	$2,660	$10,740	$25,610	$41,110

TriMas Corporation
Consolidated Statement of Cash Flow
(Unaudited, dollars in thousands)

Year ended December 31, 2013
Cash Flows from Operating Activities:
Net income	$80,070
Income from discontinued operations	20,830
Income from continuing operations	59,240
Adjustments to reconcile net income to net cash provided by operating activities, net of acquisition impact:
Gain on dispositions of businesses and other assets	(9,710)
Depreciation	18,810
Amortization of intangible assets	12,290
Amortization of debt issue costs	1,780
Deferred income taxes	(4,540)
Non-cash compensation expense	8,800
Excess tax benefits from stock based compensation	(1,550)
Debt extinguishment costs	2,460
Increase in receivables	(11,380)
Increase in inventories	(5,750)
Increase in prepaid expenses and other assets	(6,380)
Increase in accounts payable and accrued liabilities	2,860
Other, net	1,290
Net cash provided by operating activities of continuing operations	68,220
Net cash provided by operating activities of discontinued operations	19,390
Net cash provided by operating activities, net of acquisition impact	87,610
Cash Flows from Investing Activities:
Capital expenditures	(24,230)
Acquisition of businesses, net of cash acquired	(84,790)
Net proceeds from disposition of property and equipment	10,560
Net cash used for investing activities of continuing operations	(98,460)
Net cash used for investing activities of discontinued operations	(31,880)
Net cash used for investing activities	(130,340)
Cash Flows from Financing Activities:
Proceeds from sale of common stock in connection with the Company's equity offering, net of issuance costs	174,670
Proceeds from borrowings on term loan facilities	175,040
Repayments of borrowings on term loan facilities	(400,780)
Proceeds from borrowings on revolving credit and accounts receivable facilities	1,222,980
Repayments of borrowings on revolving credit and accounts receivable facilities	(1,113,910)
Debt financing fees	(3,610)
Distributions to noncontrolling interests	(2,710)
Shares surrendered upon vesting of options and restricted stock awards to cover tax obligations	(4,440)
Proceeds from exercise of stock options	1,620
Excess tax benefits from stock based compensation	1,550
Net cash provided by financing activities of continuing operations	50,410
Net cash used for financing activities of discontinued operations	(1,260)
Net cash provided by financing activities	49,150
Cash and Cash Equivalents:
Net increase for the period	6,420
At beginning of period	20,580
At end of period	$27,000
Supplemental disclosure of cash flow information:
Cash paid for interest	$16,750
Cash paid for taxes	$37,700